UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 14, 2022, TransAct Technologies Incorporated (the “Company”) provided an update regarding the remediation of a previously announced criminal cybersecurity incident impacting its operational and information technology systems. Immediately upon learning of the incident, the Company began an investigation and undertook a series of measures to safeguard the integrity of its information technology systems, including engaging forensic experts and information technology professionals to assist in the Company’s investigation and restore operations, communicating with employees regarding the incident, and responding to customer inquiries.

As of the date hereof, the Company has restored operational systems. There is no ongoing impact on the Company’s ability to provide its products and services. There is no indication that any customer-facing computer systems were impacted by the incident.

While the incident temporarily slowed deliveries of certain of the Company’s products, management does not believe that the incident has had a material impact on the Company’s business or operations.

Cybersecurity remains a top priority for the Company, and the Company is in the process of taking additional steps to further enhance the security and integrity of its information technology systems.

Forward-Looking Statements

Certain statements included in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “plan” or “continue” or the negative thereof or other similar words. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s expectations regarding its ability to contain the cybersecurity incident, continue ongoing operations and safeguard the integrity of its information technology infrastructure, data and customer information. The Company cautions readers not to place undue reliance on any such forward-looking statements, each of which involves certain risks and uncertainties, including, but not limited to, those listed in Part 1, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in other filings with the Securities and Exchange Commission.  Such risks and uncertainties could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include legal, reputational and financial risks resulting from cybersecurity incidents, the effectiveness of business continuity plans during cybersecurity incidents. Forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update them to reflect the impact of subsequent events or circumstances, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: December 14, 2022